UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant. ☒ Filed by a Party other than the Registrant. ☐

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☒ Soliciting Material Pursuant to §240.14a-12

Travelport Worldwide Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Travelport Worldwide Limited (the “Company”) by affiliates of Siris Capital Group, LLC (“Siris”) and affiliates of Evergreen Coast Capital Corp (“Evergreen”), pursuant to the terms of an Agreement and Plan of Merger, dated December 9, 2018, by and among the Company, Toro Private Holdings III, Ltd. and, following the execution of a joinder, Toro Private Holdings IV, Ltd.:

(i)	Message from Gordon Wilson, President and Chief Executive Officer of the Company; and

(ii)	Transcript of Meet Siris and Evergreen Town Hall Session Video.

Each item above was first used or made available on February 14, 2019.

GW monthly message – February 2019

To: All company

From: Message from Gordon Wilson

Subject – Siris and Evergreen town halls – highlights video

Hi everyone,

We’ve had a busy few weeks hosting the customer and colleague sessions around the world with our prospective new owners, Siris and Evergreen. If you were able to attend one of the town halls we held in our larger office locations, I’m sure you would agree that they were engaging and informative sessions. Many of you have fed back that they were a great opportunity to understand more about Siris and Evergreen’s background and hear about why they are so interested in buying Travelport. I know that you weren’t all able to attend a session so we’ve created this short video to provide some insight into what was discussed.

Please though remember, that while we are still a publicly-listed company, and until the transaction closes, Siris and Evergreen are restricted as to the information they can share. As and when the deal completes I know they will be keen to communicate in more detail. At the town halls they referred to their 100-day plan and I am sure they will want to take time to build the full picture before they make any major strategy decisions. From what they said at the sessions I think we can also be sure that one of their priorities will be looking for ways to help us speed up our delivery and perform at a faster pace.

The shareholder vote is scheduled for March 15 in New York and we’ll communicate the result as soon as it is available.

Next Friday, February 22 we will publish our 2018 financial results and I will be in touch then to update you on our performance over the year. In the meantime please do take a moment to watch the roadshow video and if you have any questions about the acquisition, email askaquestion@travelport.com and we’ll respond as openly as we can.

Thank you,

Gordon

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by affiliates of Siris Capital Group, LLC (“Siris”) and affiliates of Evergreen Coast Capital Corp (“Evergreen”), will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company has filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on February 13, 2019 with respect to a special general meeting of the Company’s shareholders (the “Special General Meeting”) to approve the proposed transaction, and mailed the Proxy Statement and accompanying proxy card to the Company’s shareholders of record as of February 4, 2019. The Company also has filed and may file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders may to obtain free copies of the Proxy Statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, in its proxy statement for its 2018 annual general meeting of shareholders, which was filed with the SEC on April 25, 2018, and in the Proxy Statement for the Special General Meeting, which was filed with the SEC on February 13, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement for the Special General Meeting and may be contained in other relevant materials filed with the SEC, or to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Transcript – meet Siris and Evergreen town hall session video – February 14, 2019

Gordon Wilson, Travelport CEO

We’ve been on a little road trip, basically taking our prospective new owners in Siris and Evergreen and some of their key executives into some of our primary locations such as Denver, Atlanta, Langley, as well as Sydney. Along the way we’ve also taken the opportunity of holding town halls, with all of our people located in those locations and we’ve also spent some time with some key customers.

It’s been a great opportunity for our people to sort of see the kind of people that Siris and Evergreen are. See the kind of people they are planning to put on our board when they finish. It will be much more technology-orientated people than maybe we have today. And to just get a feel for why they are so excited about the potential to buy Travelport.

Frank Baker - Siris

We love the GDS business of Travelport. It’s mission critical, has incredibly sticky customer relationships, it’s steeped in hard and intense technology and it powers a big part of the worlds’ travel. We’re also excited about the opportunity to do some both organic and in-organic investments into that business to return it to higher growth because the industry is incredibly dynamic and we think we‘re really well positioned to take advantage of it.

We think that as a private company we can actually be even more aggressive in helping to drive the industry to really a kind of version 2.0 of travel, if you will.

John Swainson - Siris

What we really like about Travelport is – relationships you have with your customers and suppliers; the employee morale and the great spirit of the team, and we’ve had a chance to experience that over the last couple of days; and we like the fact that you’re positioned at the key point in an industry that’s in transition.

We like those things. We like people who have great technology and great people and great customer relationships, because we think you can build on those things

Bruce Kenny - Evergreen

When we look for assets we like to look for those assets that able to 1) perform in their current state but are also ready to take the next step as disruption happens – both with technology disruptions and market disruption – and Travelport is poised

John Swainson - Siris

We are going to learn a lot from working with the teams about the business and the challenges and the opportunities and the solutions to those. But we’re really impressed by the commitment of the people and the energy level of the people.

Bruce Kenny - Evergreen

The passion for Travelport is true. It runs deep in every person I’ve spoken to, and the questions at the town halls have been meaningful, they are thoughtful, they are engaged, so it’s been a real pleasure to interact and I look forward to interacting in the future.

Frank Baker - Siris

After the town hall today, it was very clear that the Travelport team wants to win, and those are the types of people we want to partner with.

Heather Millam - Travelport

I’m very excited after today, I mean I‘m more excited actually it after today I’m even more excited because I think they are going to bring some different thought processes, and different dynamics to our company, and move us forward to take advantage of all the great capabilities and brilliance we have within the company.

Barclay Toole - Travelport

At today’s town hall it was reassuring ok -the messages that I heard in terms of we’re moving to private equity more for the buy to grow perspective … also refreshing to hear about the level of talent they are bringing into our organization. It was reassuring, you know, we’ve got a new owner that is more of a partner in helping us grow our business.

Gordon Wilson - Travelport

I’m not going to say to everyone that we know exactly how things are going to be in a post-acquisition world. What we should know – everyone that was not fortunate enough to be at one of these town halls is that this is a specialist technology investor, so they understand how technology companies need to function, how they need to grow, how they need to invest selectively, how software development can be improved, how to run big platforms – that’s all very positive, you know, for our company.

That’s the first thing.

I think the second thing is, you know, when you’re not a public company, you’re not constrained by the cadence you have of quarterly earnings, which is, you know, having to make numbers every quarter and explain numbers every quarter – you can take a slightly longer view.

I think the third thing, that I think everybody felt, is that the people from Siris and Evergreen haven’t come saying “we know how to do everything, and this is how you need to do things”. They’ve come very open minded and keen to learn and understand, so in every venue that we’ve met with them we’ve met with key members of staff and they’ve been listening to what they’ve been doing, what they’re thinking, how they think they could accelerate progress in the business, and I think all that is quite a positive dynamic.

END

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by affiliates of Siris Capital Group, LLC (“Siris”) and affiliates of Evergreen Coast Capital Corp (“Evergreen”), will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company has filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on February 13, 2019 with respect to a special general meeting of the Company’s shareholders (the “Special General Meeting”) to approve the proposed transaction, and mailed the Proxy Statement and accompanying proxy card to the Company’s shareholders of record as of February 4, 2019. The Company also has filed and may file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders may to obtain free copies of the Proxy Statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, in its proxy statement for its 2018 annual general meeting of shareholders, which was filed with the SEC on April 25, 2018, and in the Proxy Statement for the Special General Meeting, which was filed with the SEC on February 13, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement for the Special General Meeting and may be contained in other relevant materials filed with the SEC, or to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.